                                                                    EXHIBIT 99.1


                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

 ALL CHAPTER 11 DEBTORS MUST SERVE THE U.S. TRUSTEE WITH THE DOCUMENTS AND REPORTS IDENTIFIED BELOW NO LATER THAN THE 15TH OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.


 DEBTOR NAME:                   EDISON BROTHERS STORES, INC. ET AL.

 CASE NUMBER:                   99-529 (MFW) THROUGH 99-536 (MFW)

                   FOR THE MONTH OF APRIL 1999 (FISCAL MONTH ENDING MAY 1, 1999)
                                    --------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

                                                            DOCUMENT                PREVIOUSLY                EXPLANATION
              REQUIRED DOCUMENTS                            ATTACHED                SUBMITTED                   ATTACHED

----------------------------------------------------------------------------------------------------------------------------
1.       INCOME STATEMENT.                                    ( X )                    ( )                        ( )

2.       BALANCE SHEET.                                       ( X )                    ( )                        ( )

3.       STATEMENT OF CASH RECEIPTS                           ( X )                    ( )                       ( X )
         AND DISBURSEMENTS.

4.       STATEMENT OF AGED RECEIVABLES.                        ( )                     ( )                       ( X )

5.       STATEMENT OF AGED PAYABLES.                          ( X )                    ( )                       ( X )

6.       STATEMENT OF OPERATIONS, TAXES,                       ( )                     ( )                       ( X )
         INSURANCE AND PERSONNEL.

7.       TAX RECEIPTS.                                         ( )                     ( )                       ( X )

8.       OTHER DOCUMENTS/REPORTS AS                           ( X )                    ( )                        ( )
         REQUIRED BY THE U.S. TRUSTEE:
         SUMMARY OF CASH DISBURSEMENTS BY CATEGORY
         -----------------------------------------
         TAXES PAYABLE ROLLFOWARD
         -----------------------------------------

 THE UNDERSIGNED INDIVIDUAL CERTIFIES UNDER PENALTY OF PERJURY (28 U.S.C.
 SECTION 1746) THAT TO THE BEST OF THE INDIVIDUAL'S KNOWLEDGE, THE DOCUMENTS APPENDED ARE TRUE AND CORRECT.

 BY:     /S/ JOHN F. BURTELOW                              DATED: MAY 28, 1999
         ---------------------------------------------
         JOHN F. BURTELOW
         EXECUTIVE VICE PRESIDENT, CHIEF ADMINSTRATIVE
         OFFICER AND CHIEF FINANCIAL OFFICER
         ---------------------------------------------
         TITLE OF DEBTOR REPRESENTATIVE

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT


The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT


Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(Dollars in millions)


ASSETS                                                             May 01, 1999         March 8, 1999
----------------------------------------------------------         ------------         -------------
CURRENT ASSETS
      Cash and cash equivalents                                    $       13.0         $        13.0
      Merchandise inventories                                             114.2                 155.7
      Prepaid expenses                                                     11.1                   2.8
      Senior-note interest escrow                                           0.0                   0.0
      Other current assets                                                  3.0                   4.7
----------------------------------------------------------         ------------         -------------
                   TOTAL CURRENT ASSETS                                   141.3                 176.2
Assets Held for Senior-Note Interest Escrow                                 8.2                   8.2
Property and Equipment, net                                               101.8                 109.4
Intangible Assets, net                                                      1.6                   1.8
Reorganization Value in Excess of Identifiable Assets, net                 24.7                  25.2
Prepaid Pension Expense                                                    17.5                  18.1
Other Assets                                                                4.3                   4.2
----------------------------------------------------------         ------------         -------------
                        TOTAL ASSETS                               $      299.4         $       343.1
==========================================================         ============         =============
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Short-term borrowings                                        $       22.0         $        51.1
      Accounts payable                                                     18.2                  48.2
      Payroll and vacations                                                 6.5                   6.9
      Other taxes                                                           3.6                  13.0
      Other current liabilities                                             8.6                  22.8
----------------------------------------------------------         ------------         -------------
                   TOTAL CURRENT LIABILITIES                               58.9                 142.0
Liabilities Subject to Compromise                                         177.6                 126.9
Long-Term Debt                                                              0.0                   0.0
Postretirement and Other Employee Benefits                                 39.7                  44.5
Other Liabilities                                                           3.2                   3.9
COMMON STOCKHOLDERS' EQUITY
      Common stock                                                          0.1                   0.1
      Capital in excess of par value                                      130.5                 130.5
      Common stock warrants                                                 7.0                   7.0
      Accumulated deficit                                                (116.0)               (110.2)
      Foreign currency translation adjustment                              (1.6)                 (1.6)
----------------------------------------------------------         ------------         -------------
             TOTAL COMMON STOCKHOLDERS' EQUITY                             20.0                  25.8
----------------------------------------------------------         ------------         -------------
                TOTAL LIABILITIES AND EQUITY                       $      299.4         $       343.1
==========================================================         ============         =============



THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(Dollars in millions, except per share data)


                                                          4 Weeks Ended         7.8 Weeks Ended
                                                           May 1, 1999            May 1, 1999
-------------------------------------------               -------------         ---------------
NET SALES                                                 $        52.8         $         109.8
-------------------------------------------               -------------         ---------------
Cost of goods sold, occupancy,
  and buying expenses                                              41.1                    78.6
Store operating and administrative expenses                        15.7                    28.8
Depreciation and amortization                                       2.6                     5.0
Interest expense, net                                               0.3                     0.6
Other                                                               2.4                     2.5
-------------------------------------------               -------------         ---------------
TOTAL EXPENSES                                                     62.1                   115.5
-------------------------------------------               -------------         ---------------
LOSS BEFORE INCOME TAXES                                           (9.3)                   (5.7)
Income tax provision                                                0.2                     0.1
-------------------------------------------               -------------         ---------------
NET INCOME (LOSS)                                         $        (9.5)        $          (5.8)
===========================================               =============         ===============

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(Dollars in millions)





                                                                        4 Weeks Ended    7.8 Weeks Ended
                                                                         May 01, 1999      May 01, 1999
----------------------------------------------------------------        -------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Loss                                                           $        (9.5)   $          (5.8)
         Adjustments to reconcile net loss to net cash
              provided by (used in) operating activities:
                   Depreciation and amortization                                  2.6                5.0
                   Loss on disposal of property and equipment                     0.5                1.2
                   Working capital changes                                        8.5               25.2
                   Other                                                          0.4               (0.4)
         Activity in connection with the Chapter 11 proceedings,
              noncash portion                                                    (1.0)               2.2
----------------------------------------------------------------        -------------    ---------------
     Total Operating Activities                                                   1.5               27.4
----------------------------------------------------------------        -------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures                                                         1.7                1.7
     Other                                                                       (0.1)               0.0
----------------------------------------------------------------        -------------    ---------------
     Total Investing Activities                                                   1.6                1.7
----------------------------------------------------------------        -------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Decrease in short-term borrowings                                           (5.9)             (29.1)
     Increase/(Decrease) in senior-note interest escrow                          ----               ----
     Other                                                                       (0.0)              (0.0)
----------------------------------------------------------------        -------------    ---------------
     Total Financing Activities                                                  (5.9)             (29.1)
----------------------------------------------------------------        -------------    ---------------
Effect of exchange rate changes on cash                                          ----               ----
----------------------------------------------------------------        -------------    ---------------
CASH PROVIDED (USED)                                                             (2.8)               0.0
Beginning cash and cash equivalents                                              15.8               13.0
----------------------------------------------------------------        -------------    ---------------
ENDING CASH AND CASH EQUIVALENTS                                        $        13.0    $          13.0
================================================================        =============    ===============



THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES.
INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT
THESE FINANCIAL STATEMENTS.

                       EDISON BROTHERS STORES, INC. ET AL.
                         CASE NO. 99-529 THROUGH 99-536
                          SUMMARY OF CASH DISBURSMENTS
                        FOR THE MONTH ENDING MAY 1, 1999

                                                                 FIRST UNION
                                       Accounts Payable Payments via: Foreign Mercandise  All Other Wires      Cashier's Checks
                                                Checks       ACHs          Wires          and ACH Payments     From Mercantile
                                                ------       ----          -----          ----------------     ---------------
RENT                                        11,818,150.17   10,000.00
FREIGHT                                        593,382.67  200,961.34                        176,063.98                0.00
MERCHANDISE                                  3,113,699.44  341,045.78   2,600,222.77
UTILITIES & SERVICES                           736,119.71
BANKURPTCY RELATED                                   0.00
PAYROLL                                      4,746,697.82                                  3,312,774.01                0.00
PAYROLL TAXES                                   72,348.44                                  3,265,356.69                0.00
GENERAL TAXES                                1,201,275.20                                  3,045,503.84
CUSTOMES BROKERS                                                                           1,588,834.89                0.00
OTHER                                        1,982,684.23  404,007.64                      1,475,965.15           24,140.98

TOTAL DISBURSMENTS                          24,264,357.68  956,014.76   2,600,222.77      12,864,498.56           24,140.98



RECONCILIATION BACK TO STATEMENT OF
CASH RECEIPTS & DISBURSMENTS:
Delete Total from above                    (24,264,357.68)
Add back in Payroll Clearings                4,746,697.82

Add back all other check clearing           23,076,661.71


Total Disbursments                          27,823,359.53  956,014.76   2,600,222.77      12,864,498.56           24,140.98
                                                                      Total First Union = 44,244,095.62

Total Disbursments Per Summary                                                            44,244,095.62           24,140.98
Difference                                                                                         0.00                0.00

                                               Nova Scotia         Congress              Total
                                               -----------         --------              -----
RENT                                                                                 11,828,150.17
FREIGHT                                                                                 970,407.99
MERCHANDISE                                                      8,149,465.57        14,204,433.56
UTILITIES & SERVICES                                                     0.00           736,119.71
BANKURPTCY RELATED                                                       0.00                 0.00
PAYROLL                                         126,944.17                            8,186,416.00
PAYROLL TAXES                                                                         3,337,705.13
GENERAL TAXES                                                                         4,246,779.04
CUSTOMES BROKERS                                                                      1,588,834.89
OTHER                                           284,191.77         265,489.79         4,436,479.56

TOTAL DISBURSMENTS                              411,135.94       8,414,955.36        49,535,326.05



RECONCILIATION BACK TO STATEMENT OF
CASH RECEIPTS & DISBURSMENTS:
Delete Total from above                                                             (24,264,357.68)
Add back in Payroll Clearings                                                         4,746,697.82

Add back all other check clearing                                                    23,076,661.71


Total Disbursments                              411,135.94       8,414,955.36        53,094,327.90

Total Disbursments Per Summary                  411,135.94       8,414,955.36        53,094,327.90
Difference                                            0.00               0.00                 0.00

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:    04/04/99
       THROUGH: 05/01/99

BANK TRANSACTIONS...
------------------------------------------------------------------------------------------------------------------------------------
                                FIRST UNION     MERCANTILE     BANK OF NOVA                   CONGRESS FINANCIAL
                               NATIONAL BANK   NATIONAL BANK     SCOTIA (C)      TOTAL        REVOLVING CREDIT LINE    NET POSITION
                                   (A)        OF ST. LOUIS (B)                                      (D)(2)                 (2)
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE $    14,868.06  $ 130,190.08    $ 314,300.46   $    459,358.60     ($27,902,830.93)   ($27,443,472.33)
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)        44,381,084.97    (22,612.61)     361,717.59   $ 44,720,189.95       14,323,941.07    $ 59,044,131.02
------------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD     (44,244,095.62)   (24,140.98)    (411,135.94)  ($44,679,372.54)      (8,414,955.36)   ($53,094,327.90)
------------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE    $   151,857.41  $  83,436.49    $ 264,882.11   $    500,176.01     ($21,993,845.22)   ($21,493,669.21)
------------------------------------------------------------------------------------------------------------------------------------


(1) Includes transfers between accounts which net to zero.
(2) Includes a $29,010.63 adjustment to Beginning Balance for Professional
    Services not recorded in previous month.


                              BALANCES PER GENERAL LEDGER...
                              ----------------------------------------------------------------------------------------------
                              Non-store depository accounts                                                  $   957,080.93
                              ----------------------------------------------------------------------------------------------
                              Store depository accounts, cash in transit, and petty cash in stores             7,302,501.91
                              ----------------------------------------------------------------------------------------------
                              Credit card receivables                                                          4,692,306.56
                              ----------------------------------------------------------------------------------------------
                              Investments
                              ----------------------------------------------------------------------------------------------
                              Total                                                                          $12,951,889.40
                              ----------------------------------------------------------------------------------------------



----------------------------------------------------          ----------------------------------------------------
(a)  201 South College Street, Charlotte, NC 28288            (c)  44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 2014201943442                                  Account Number 80002  2237-19
----------------------------------------------------          ----------------------------------------------------


----------------------------------------------------          ----------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166               (d)  1133 Avenue of the Americas, New York, NY 10036
     Account Number 1001014677                                     Loan Numbers 4639, 4659, 4661 and 4683
----------------------------------------------------          ----------------------------------------------------

                                                                       EXHIBIT-7


                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES
                           ---------------------------
                            FOR THE MONTH May 1, 1999
                                          -------------------------------------

 DEBTOR NAME:                    Edison Brothers Stores, Inc. et al.

 CASE NUMBER:                    99-529 (MFW) through 99-536 (MFW)

==================================================================================================================
 ACCOUNT                                             TOTAL     CURRENT       PAST DUE     PAST DUE     PAST DUE
 NAME                            DESCRIPTION         DUE       (0-30 DAYS)   (31-60)      (61-90)      (91 & OVER)
==================================================================================================================
 A/P DOMESTIC MERCHANDISE        Mdse. Inventory     $  0.8           0.8
 A/P FOREIGN MERCHANDISE         Mdse. Inventory        4.2           4.2
 A/P EXPENSE                     Misc Expenses         13.1          13.1





 TOTALS                                              $ 18.2          18.2           -            -               -


 NOTE:  PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                                                       $         -
                                                                                                       -----------
 2.    NEW ACCOUNTS THIS MONTH                                                                                18.2
                                                                                                       -----------
 3.    BALANCE (ADD LINES 1 AND 2)                                                                            18.2
                                                                                                       -----------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                                        -
                                                                                                       -----------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                                                   $      18.2

                                                                                                       -----------

Debtor Name: Edison Brothers Stores, Inc.                    Date:   06/08/99
Case No.: 99-529 (MFW)


===================================================================================================================
                                                  04/03/99                                                 05/01/99
                                                  Ending             Accrued/          Payments/            Ending
                                                  Balance            Withheld          Deposits             Balance
                                                 ==================================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                                             0           2,715,267         2,715,267               0
State                                               14,081             274,206           288,287               0
Local/Occup W/H                                      2,557              85,522            88,079               0


UNEMPLOYMENT TAX:

Federal                                             13,912              35,258            49,170               0
State                                                 (878)            124,627           123,749               0

SDI                                                 10,397               3,338            13,735         (10,600)

SALES & LOCAL USE TAXES: *                       3,342,932           3,608,717         3,924,832       3,026,817

PROPERTY TAXES:                                          0                   0                 0               0

REAL ESTATE TAXES: **                                    0                   0                 0               0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
** Corporate properties only.